UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 8, 2005

Illinois Tool Works Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-657-4929

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 6, 2004, Illinois Tool Works Inc. (the "Company") announced that its Chairman and Chief Executive Office, W. James Farrell, anticipated retiring at the May 2006 Shareholders’ meeting. Subsequently, on July 8, 2005, Mr. Farrell confirmed in a letter to the Board of Directors that he now intends to step down as the Company’s Chief Executive Officer at the Company’s Board of Directors Meeting on August 5, 2005. A copy of that letter is filed as Exhibit 99.1 to this report. Mr. Farrell is expected to continue as the Chairman of the Company’s Board of Directors until the May 2006 Shareholders’ Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illinois Tool Works Inc.

July 11, 2005	By:	Robert T. Callahan

Name: Robert T. Callahan
Title: Sr. VP, Human Resources

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Exhibit Index

Exhibit No.	Description

99.1	Letter